Exhibit 10.4

AMENDMENT NUMBER ONE
TO THE
ARCOSA, INC.
2018 STOCK OPTION AND INCENTIVE PLAN

This AMENDMENT NUMBER ONE TO THE ARCOSA, INC. 2018 STOCK OPTION AND INCENTIVE PLAN (this “Amendment”), dated as of May 7, 2019, is made and entered into by Arcosa, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Arcosa, Inc. 2018 Stock Option and Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 24 of the Plan provides that the Board of Directors of the Company (the “Board”) may modify or amend the Plan at any time or from time to time; and

WHEREAS, the Board desires to amend the Plan to modify the definition of the term “retirement” and to provide for the granting of awards to participants employed outside of the U.S.

NOW, THEREFORE, in accordance with Section 24 of the Plan, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.Section 2 of the Plan is hereby amended by deleting the definition of “Retirement” and substituting in lieu thereof the following new definition:

“Retirement” – Termination of employment by a participant due to his or her retirement, as such term is defined in the written agreement granting such participant’s Awards.

2.The Plan is hereby further amended by adding the following new Section 29 immediately following Section 28 of the Plan:

29.     Foreign Participation. To assure the viability of Awards granted to participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement, or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.
3.Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Remainder of Page Intentionally Left Blank;
Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

ARCOSA, INC.

By:    /s/ Kathryn A. Collins
Name:    Kathryn A. Collins

Title:	Chief Human Resources Officer

Signature Page to Amendment Number One to the
Arcosa, Inc. 2018 Stock Option and Incentive Plan